INVESTORS MARK SERIES FUND, INC.

                        SUPPLEMENT DATED MAY 27, 1999 TO
                          PROSPECTUS DATED MAY 3, 1999



Please note that the following changes should be made to the Prospectus:

Additional Information

The toll-free telephone number should be 1-888-262-8131.


Sub-Advisers - David L. Babson & Co. Inc.

The second paragraph on page 24 is replaced in its entirety by the following:

     The Large Cap Value Portfolio manager is Anthony M. Maramarco. Mr. Maramarco also manages the Babson Value Fund. He joined David L. Babson & Co. in 1996 and has over 18 years of investment management experience. Mr. Maramarco is a Chartered Financial Analyst.